UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2026, Lantronix, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Needham & Company, LLC and Canaccord Genuity LLC, as underwriters (together, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, 4,166,667 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial price to the public of $7.20 per share. In addition, the Company granted the Underwriters a 30-day option to purchase up to an additional 625,000 shares (the “Option Shares” and, together with the Firm Shares, the “Shares”) of Common Stock from the Company at the public offering price, less underwriting discounts and commissions. On May 29, 2026, the Underwriters exercised their option to purchase the Option Shares in full. On June 1, 2026, the Company issued and delivered the Shares.

Net proceeds to the Company from the offering of the Shares, after deducting underwriting discounts and commissions and estimated offering expenses, are approximately $32.3 million. The Company intends to use the net proceeds from the offering of the Shares for working capital and general corporate purposes, including to fund strategic initiatives in support of our broader growth strategy, which may include supporting the development and commercialization of unmanned systems and related technologies.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the legal opinion and consent of O’Melveny & Myers LLP relating to the Shares is filed as Exhibit 5.1 hereto.

Item 7.01	Regulation FD Disclosure.

On May 29, 2026, the Company issued a press release announcing the pricing of the offering of the Shares. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 29, 2026, by and among Lantronix, Inc. and Needham & Company, LLC and Canaccord Genuity LLC, as underwriters
5.1	Opinion of O’Melveny & Myers LLP
23.1	Consent of O’Melveny & Myers LLP (contained in Exhibit 5.1)
99.1	Press Release, dated May 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

Date: June 1, 2026	By:	/s/ Brent Stringham
Brent Stringham Chief Financial Officer

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